SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	August 25, 2006
(Date of earliest event reported)	August 24, 2006

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Voluntary Disclosure of Other Events

On August 24, 2006, our Oklahoma Natural Gas Company division announced that its customers will have the option of locking in the per-unit cost of the natural gas they use for the 12-month period that begins on November 1, 2006. Customers who choose to participate in the Voluntary Fixed-Price Plan will pay $9.25 per Dekatherm consumed.

Enrollment for the Voluntary Fixed-Price Program, which is open to all Oklahoma Natural Gas Company residential and small commercial customers (those using 150 Dekatherms or less annually), begins on August 25, 2006, and will conclude on October 20, 2006.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 Press release issued by Oklahoma Natural Gas Company dated August 24, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	August 25, 2006	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President -- Finance and Administration and Chief Financial Officer

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